EXHIBIT 10


                            STOCK PURCHASE AGREEMENT


                  STOCK PURCHASE AGREEMENT (this "Agreement"), dated as of June 26, 1997, between Morries Liu (also known as Hsing Yen Liu, the "Seller"), with an address at 645 Folls Lake Drive, Alpharetta, Georgia, and Chih-Hung Liao (also known as Duke Liao, the "Buyer"), with an address at 6th Floor, #113-1, Tung Hsing Street, Taipei, Taiwan.


                               W I T N E S S E T H

                  WHEREAS, the Buyer desires to purchase from the Seller, and the Seller desires to sell to the Buyer, 1,783,620 shares of the Common Stock, $.01 par value, of Liuski International, Inc. (the "Company"), comprising approximately 40.7% of the shares of Common Stock of the Company issued and outstanding on the date hereof (the "Shares") on the terms and conditions set forth herein; and

                  WHEREAS, contemporaneously with the purchase and sale of the Shares pursuant to this Agreement, and as an inducement for the Seller to sell the Shares to the Buyer, the Buyer desires to guaranty and pay certain obligations of the Company and guaranty the employment of certain employees of the Company;

                  NOW, THEREFORE, the parties hereto agree as follows:


                                    ARTICLE I

                                Purchase of Stock

                  1.1 Purchase of Stock. Subject to the terms and conditions herein set forth and on the basis of the representations, warranties and agreements of the Buyer and Seller herein contained, the Buyer agrees to purchase from the Seller, and the Seller agrees to sell to the Buyer, the Shares for the Purchase Price (as defined below) as hereinafter set forth. The Seller shall deliver certificates for the Shares to be sold hereunder duly endorsed in blank, or accompanied by executed stock powers, to the Buyer at the offices of the Company, 6585 Crescent Drive, Norcross, Georgia (the "Closing"), at 4:00 P.M. on June 26, 1997, or at such other place, time and date as the Buyer and the Seller may agree upon in writing, the actual time and date on which the Closing hereunder shall occur being herein called the "Closing Date".

          1.2 Purchase Price. The aggregate purchase price for the Shares to be purchased by the Buyer from the Seller shall be $1.40 per share, or $2,497,068 in the aggregate (the "Purchase Price"), payable by wire transfer to an account designated by the Seller to the Buyer prior to the Closing.

          1.3      Closing Date.  On the Closing Date:

                   (A)   The   Seller   shall    deliver    certificates
          representing  the  Shares to the Buyer as set forth in Section
          1.1 hereof.

                   (B) The Buyer shall pay the Purchase Price due on the Closing Date pursuant to Section 1.2 above.

                   (C) The Buyer shall execute and deliver to Liuski International, Inc. (Taiwan) and Marie-Claude Co., Ltd., as the case may be, Guaranties in the forms attached hereto as Exhibit A and Exhibit B, guaranteeing, among other things, the payment of all obligations of the Company set forth in Exhibit C hereto.

                   (D) The Buyer shall execute and deliver a letter agreement, in the form attached hereto as Exhibit D, to each of Manuel Tan, Martin Tsai, Jennifer Yu and Shirley Lee relating to his or her employment by the Company.


                                   ARTICLE II

                         Representations and Warranties

          2.1 Representations and Warranties by the Seller. The Seller represents and warrants to the Buyer that:

                   (A) Good Title to Shares. The Seller has, and immediately prior to the Closing Date, the Seller will have, good and valid title to the Shares to be sold by the Seller hereunder, free and clear of all liens and encumbrances; and upon delivery of the Shares and payment therefor pursuant hereto, good and valid title to the Shares, free and clear of all liens and encumbrances, will pass to the Buyer on the Closing Date.

                   (B) Title. The sale and transfer of the Shares to the
          Buyer   pursuant  to  this  Agreement  will  not  violate  any
          contractual obligation to which the Seller is a party.

          2.2 Representations and Warranties by the Buyer. The Buyer represents and warrants to the Seller as follows:

                   (A) The Buyer is acquiring the Shares for his investment account and does not have the present intention of reselling or distributing any of the Shares.

                   (B) The Buyer has no contract, undertaking, agreement, or arrangement with any person to sell or transfer to such person or to any third person any of the Shares, and the Buyer has no present plan to enter into any such contract, undertaking, agreement or arrangement.

                   (C) The Buyer does not presently contemplate any future sale or other disposition of any of the Shares upon the occurrence or non-occurrence of any pre-determined event or circumstance.

                   (D) The Buyer understands that the issuance of the Shares has not been registered under the Securities Act of 1933 (the "Act"), in reliance upon the exemption contained in
          Section 4(2) thereof, and that therefore, the Seller is relying to a material extent upon the representations and warranties of the Buyer in this agreement.

                   (E) There has been made available to the Buyer at a reasonable time in advance of the date of this Agreement the opportunity to ask questions and receive answers from the Seller, the Company and its advisors concerning the Company, the Shares or any other matters contemplated by this Agreement and to obtain any additional information that is necessary to verify the accuracy of the information furnished.

                   (F) The Buyer has received  from the Seller a copy of
          (i) the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1996, (ii) the Company's quarterly report on Form 10-Q for the quarter ended March 31, 1997 and
          (iii) the Company's Proxy Statement dated June 16, 1997 and such other documents that the Buyer has requested from the Seller or the Company relating to the Company or the Shares.

                   (G) The Buyer has such knowledge and experience in financial and business matters that the Buyer is able to evaluate the merits and risks of this investment. The Buyer is able to bear the economic risks of this investment.

                   (H) The Buyer is aware that the Company is in default
          with  respect  to  its  credit   agreement  with  its  primary
          commercial lender, Deutsche Financial Services
          Corporation.

                   (I)  The  Buyer   understands  that  the  certificate
          evidencing the Shares will bear the following legend, or substantially similar legend, in conspicuous type:

                            THE    SECURITIES    REPRESENTED   BY   THIS
                   CERTIFICATE ARE RESTRICTED SECURITIES OR SECURITIES OWNED BY AN AFFILIATE OF THE ISSUER WITHIN THE MEANING OF SECURITIES ACT RULE 144. THE SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT THE SALE OR TRANSFER IS EXEMPT FROM REGISTRATION UNDER SAID ACT.

               2.3 The representations and warranties of the Buyer shall survive the execution and delivery of this Agreement.


                                   ARTICLE III

                            Conditions of the Closing

               3.1 Conditions to Obligations of The Buyer. The obligations of the Buyer to consummate the purchase of the Shares are subject to the proper tender by the Seller to the Buyer of the Shares and the fulfillment, prior to or on the Closing Date, of each of the following conditions:

                           (A) Representations, Warranties and Covenants. The representations and warranties of the Seller contained in this Agreement shall be true and correct in all material respects at the date hereof and at and as of the Closing Date, with the same force and effect as if made at and as of the Closing Date; and the Seller shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by him on or prior to the Closing Date, including the delivery of such documents and performance of such acts as are required by
                  Section 1.3 hereof.

                           (B) No Proceeding or Litigation. No action shall have
                  been commenced in a court of competent jurisdiction or by or before any governmental authority against either the Company, the Seller or the Buyer seeking to restrain or materially and adversely alter the transactions contemplated by this Agreement which, in the reasonable, good faith determination of the Buyer, is likely to prevent the Buyer from consummating or make it unlawful for the Buyer to consummate such transactions.

                  3.2 Conditions to Obligations of the Seller. The obligations of the Seller to consummate the sale of the Shares to be sold hereunder are subject to the payment by the Buyer of the Purchase Price in accordance with
Section 1.2 hereof, and the fulfillment, prior to or on the Closing Date, of each of the following conditions:

                           (A) Representations, Warranties and Covenants. The representations and warranties of the Buyer contained in this Agreement shall be true and correct in all material respects at the date hereof and at and as of the Closing Date, with the same force and effect as if made at and as of the Closing Date; and the Buyer shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by it on or prior to the Closing Date, including the delivery of such documents and performance of such acts as are required by
                  Section 1.2 hereof.

                           (B) No Proceeding or Litigation. No action shall have
                  been commenced in a court of competent jurisdiction or by or before any governmental authority against either the Company, the Seller or the Buyer seeking to restrain or materially and adversely alter the transactions contemplated by this Agreement which, in the reasonably, good faith determination of the Seller, is likely to prevent the Seller from consummating or make it unlawful for the Seller to consummate such transactions.

                           (C) Guaranties. The Buyer shall have executed and delivered the Guaranties and letter agreements required by
                  Section 1.3 hereof.

                                   ARTICLE IV

                                  Miscellaneous

                  4.1 Notices. Any notices or other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given or made as of the date of receipt and shall be delivered personally or mailed by registered or certified mail (postage prepaid, return receipt requested), sent by overnight courier or sent by telecopy, in the case of the Seller, to his addresses listed above and, in the case of the

Buyer, to Dan Tsuei, c/o DDK Computers, Inc., 18645 E. Gale Avenue, Suite 233, City of Industry, California, 91748.

                  4.2 Press Releases and Confidentiality. Except as required by Law or stock exchange requirements, each parties hereby agrees with the other party that (a) no press release or similar public announcement or communication will be made or caused to be made, and (b) no information will be divulged, furnished or made accessible to any third party, in each case, concerning the execution or performance of this Agreement or the transactions contemplated hereby, unless specifically approved in advance by the other party.

                  4.3 Amendment. This Agreement may not be amended or modified except by an instrument in writing signed by both parties hereto.

                  4.4 Governing Law. This Agreement shall be governed by the laws of the State of New York without regard to conflicts of law principles.

                  4.5 Submission to Jurisdiction. Each party hereby consents to the jurisdiction of the United States District Court for the Southern District of New York and any of the courts of the State of New York in New York County in connection with any dispute arising under this Agreement.

                  4.6 Entire Agreement. This Agreement sets forth the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein, and supersedes all prior agreements, promises, covenants, arrangements, communications, representations or warranties, whether oral or written, by either party hereto or his representatives.


                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.



                                   /s/ Morries Liu
                                   -----------------------------------------
                                   MORRIES LIU



                                   /s/ Chih-Hung Liao
                                   -----------------------------------------
                                   CHIH-HUNG LIAO

                                                        EXHIBIT A TO EXHIBIT 10

                          CONTINUING GUARANTY AGREEMENT

                  For and in consideration of the sum of $1.00, the receipt of which is hereby acknowledged, and of the granting of credit by Liuski International, Inc. (Taiwan) ("International"), having offices at 14F, No. 327,
Section 2, Fu Shin S. Road, Taipei, Taiwan, at its discretion to Liuski International, Inc., having offices at 6585 Crescent Drive, Norcross, Georgia 33007, ("Debtor"), either with or without security, the undersigned does hereby guaranty the payment to International of all obligations of Debtor to
International, now existing or hereafter arising (herein severally and collectively referred to as "Obligations") together with interest thereon, as may be applicable, and any and all expenses that may be incurred by International in collecting any Obligations.

                  All Obligations will be payable by the undersigned to International on the date such Obligations are due under payment terms which currently apply between Debtor and International. This guaranty shall continue until the Obligations are paid in full.

                  The undersigned waives notice of acceptance of this guaranty and of purchases by Debtor or default by Debtor in paying Obligations and authorizes International to extend the time for payment of any Obligations and otherwise to contract and deal with Debtor without notice to the undersigned and without the consent of the undersigned, in all respects at International's discretion and without affecting the obligations of the undersigned hereunder. This is a guaranty of payment and not collection and the undersigned further waives any right to require that before proceeding under this guaranty any action be brought against Debtor or any other person or that resort be had to any securities or to any balance in any deposit account or credit on the books of International in favor of Debtor or any other person.

                  Each  reference  herein  to  International  shall be deemed to include its successors and assigns, in whose favor the provisions of this guaranty shall inure. Each reference herein to the undersigned shall be deemed to include the heirs, executors, administrators, legal representatives, successors and assigns of the undersigned, all of whom shall be bound by the provisions of this guaranty.

                  No delay on the part of International in exercising any right hereunder or failure to exercise the same shall operate as a waiver of such right; no notice to or demand on the undersigned shall be deemed to be a waiver of the obligations of the undersigned or of the right of International to take further action without notice or demand as provided herein and no modification or waiver of the provisions of this guaranty shall be effective unless in writing, and shall not be applicable except in each specific instance for which given.

                  This guaranty shall be in all respects governed, construed, applied and enforced in accordance with the laws of the State of New York, and no defense given or allowed by the laws of any other state or country shall be interposed in any action hereon unless such defense is also given or allowed by the laws of the State of New York.

                  The undersigned hereby consents to the jurisdiction of the United States District Court for the Southern District of New York and any of the courts of the State of New York in New York County in connection with any dispute arising under this guaranty.

                  The undersigned hereby designates Dan Tsuei, with a place of business at c/o DDK Computers, Inc., 18645 E. Gale Avenue, Suite 233, City of Industry, California, 91748, as his duly authorized agent for service of process. Service shall be made by delivering copies of such process by First Class mail and by Certified mail, Return Receipt Requested to the aforementioned agent at its above designated place of business. Process shall be deemed completed three (3) days after mailing. Nothing in this provision shall affect the right to serve process in any other manner permitted by law.


                  Signed in Norcross, Georgia this       day of         ,
1997.


                                  ------------------------
                                       CHIH-HUNG LIAO
WITNESS/ATTEST:                        Tung Hsing Street
                                       6th Floor, #113-1
                                       Taipei, Taiwan
----------------------------

                                                        EXHIBIT B TO EXHIBIT 10

                          CONTINUING GUARANTY AGREEMENT

                  For and in consideration of the sum of $1.00, the receipt of which is hereby acknowledged, and of the granting of credit by Marie-Claude Co., Ltd. ("Marie-Claude"), having offices at 14F, No. 327, Section 2, Fu Shin S. Road, Taipei, Taiwan, at its discretion to Liuski International, Inc., having offices at 6585 Crescent Drive, Norcross, Georgia 33007, ("Debtor"), either with or without security, the undersigned does hereby guaranty the payment to Marie-Claude of all obligations of Debtor to Marie-Claude, now existing or hereafter arising (herein severally and collectively referred to as "Obligations") together with interest thereon, as may be applicable, and any and all expenses that may be incurred by Marie-Claude in collecting any Obligations.

                  All Obligations will be payable by the undersigned to Marie-Claude on the date such Obligations are due under payment terms which currently apply between Debtor and Marie-Claude. This guaranty shall continue until the Obligations are paid in full.

                  The undersigned waives notice of acceptance of this guaranty and of purchases by Debtor or default by Debtor in paying Obligations and authorizes Marie-Claude to extend the time for payment of any Obligations and otherwise to contract and deal with Debtor without notice to the undersigned and without the consent of the undersigned, in all respects at Marie-Claude's discretion and without affecting the obligations of the undersigned hereunder. This is a guaranty of payment and not collection and the undersigned further waives any right to require that before proceeding under this guaranty any action be brought against Debtor or any other person or that resort be had to any securities or to any balance in any deposit account or credit on the books of Marie-Claude in favor of Debtor or any other person.

                  Each  reference  herein  to  Marie-Claude  shall be  deemed to include its successors and assigns, in whose favor the provisions of this guaranty shall inure. Each reference herein to the undersigned shall be deemed to include the heirs, executors, administrators, legal representatives, successors and assigns of the undersigned, all of whom shall be bound by the provisions of this guaranty.

                  No delay on the part of Marie-Claude in exercising any right hereunder or failure to exercise the same shall operate as a waiver of such right; no notice to or demand on the undersigned shall be deemed to be a waiver of the obligations of the undersigned or of the right of Marie-Claude to take further action without notice or demand as provided herein and no modification or waiver of the provisions of this guaranty shall be effective unless in writing, and shall not be applicable except in each specific instance for which given.

                  This guaranty shall be in all respects governed, construed, applied and enforced in accordance with the laws of the State of New York, and no defense given or allowed by the laws of any other state or country shall be interposed in any action hereon unless such defense is also given or allowed by the laws of the State of New York.

                  The undersigned hereby consents to the jurisdiction of the United States District Court for the Southern District of New York and any of the courts of the State of New York in New York County in connection with any dispute arising under this guaranty.

                  The undersigned hereby designates Dan Tsuei, with a place of business at c/o DDK Computers, Inc., 18645 E. Gale Avenue, Suite 233, City of Industry, California, 91748, as his duly authorized agent for service of process. Service shall be made by delivering copies of such process by First Class mail and by Certified mail, Return Receipt Requested to the aforementioned agent at its above designated place of business. Process shall be deemed completed three (3) days after mailing. Nothing in this provision shall affect the right to serve process in any other manner permitted by law.

                  Signed in Norcross, Georgia this      day of         ,
1997.


                               ----------------------------
                                     CHIH-HUNG LIAO
WITNESS/ATTEST:                      Tung Hsing Street
                                     6th Floor, #113-1
                                     Taipei, Taiwan
----------------------------

                                                       EXHIBIT C TO EXHIBIT 10


                         OBLIGATIONS GUARANTEED BY BUYER


Payables owed to Marie-Claude Co., Ltd. by Liuski International, Inc. in the ordinary course of business ("Marie-Claude Payables") through the close of business on June 26, 1997.








All Marie-Claude Payables arising after June 26, 1997.






Payables owed to Liuski International, Inc. (Taiwan) by Liuski
International, Inc. in the ordinary course of business ("Liuski
Taiwan Payables") through the close of business on June 26, 1997.









All Liuski Taiwan Payables arising after June 26, 1997.

                                                       EXHIBIT D TO EXHIBIT 10



                                 Chih-Hung Liao
                               6th Floor, # 113-1
                                Tung Hsing Street
                                 Taipei, Taiwan


Dated: June ____, 1997


[Name]
C/O Liuski International, Inc.
6585 Crescent Drive
Norcross, Georgia

                  Re: Liuski International, Inc. (the "Company")

Dear [Name]:

         Reference is made to the Stock Purchase Agreement, dated the date hereof, between Morries Liu and me relating to the sale (the "Sale") by Mr. Liu to me of substantially all of his shares of Common Stock of the Company.

         I hereby agree with you that, for a period of not less than one year following the consummation of the Sale (the "Guaranteed Period"), the Company will employ you in position(s) which are the same as or comparable with the position(s) which you held with the Company immediately prior to the Sale and provide you with no less than the compensation, benefits and other privileges which you received from the Company immediately prior to the Sale. In the course of your employment by the Company, you will not be required to relocate. In the event your employment with the Company is terminated by the Company prior to the expiration of the Guaranteed Period, I will pay you severance equal in value to the compensation and benefits which you would have received during the remainder of the Guaranteed Period had your employment not been terminated.

         By signing this letter, you agree to remain in the employ of the Company for the Guaranteed Period and, while you are employed by the Company, you will perform with reasonable competence the work which may be reasonably requested of you. You agree that you will not be entitled to the severance payment provided herein if you do not fulfill your obligations hereunder.

         If you agree with the foregoing terms, please execute a counterpart of this letter agreement and return it to me.

                                           Very truly yours,


                                           Chih-Hung Liao

AGREED:


------------------------
[Name]